UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, MA 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2007, Indevus Pharmaceuticals, Inc. (the “Company”) entered into an Indenture (the “Indenture”) with The Bank of New York Trust Company, N.A., as trustee, relating to the issuance of up to $72,000,000 principal amount of 6.25% Convertible Senior Notes due 2009 (the “New Notes”). The New Notes were issued pursuant to an exchange offer (the “Exchange Offer”) in which the Company offered to exchange the New Notes for any and all currently outstanding 6.25% Convertible Senior Notes due 2008 (the “Old Notes”). The Exchange Offer expired on August 6, 2007.

The Indenture governs the terms of the New Notes. The New Notes will bear interest from August 6, 2007 at the rate of 6.25% per year. The Company will pay interest semiannually in arrears on January 15 and July 15 of each year to the holders of record at the close of business on the preceding January 1 and July 1, respectively, beginning January 15, 2008. The New Notes are senior unsecured obligations, ranking equally with all of the Company’s existing and future senior unsecured indebtedness (including the old notes) and senior in right of payment to any subordinated indebtedness, but as indebtedness of the Company, the New Notes will be effectively subordinated to all future secured indebtedness to the extent of the value of the related security and to all existing and future indebtedness and liabilities of the Company’s subsidiaries.

The obligations under the New Notes and the Indenture may be satisfied by (i) payment on July 15, 2009 (the stated maturity date), any applicable redemption date or change of control purchase date, as the case may be, or (ii) conversion. The Indenture provides for the acceleration of the payment of the principal amount of the New Notes upon the occurrence of certain specified events of default. Certain additional terms of the New Notes are summarized under Item 3.02 below and are incorporated herein by reference. A copy of the form of Indenture is included as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Section 2—Financial Information

Item 2.03	Creation of Direct Financial Obligation.

The response to Item 1.01 above is incorporated by reference.

Section 3—Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On August 6, 2007, the Company concluded the Exchange Offer. During the offering period, approximately $71,925,000 principal amount of Old Notes were tendered for New Notes. The Company has accepted all tendered Old Notes, and in exchange, has issued a like principal amount of New Notes.

The New Notes have been issued solely to existing security holders of the Company pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts, in connection with the Exchange Offer.

The New Notes are convertible into common stock of the Company. Holders of the New Notes may convert any outstanding New Notes (or portions of outstanding New Notes) into the Company’s common stock, initially at the conversion price of $6.656 per share, equal to a conversion rate of approximately 150.2404 shares per $1,000 principal amount of New Notes. The conversion price will be subject, however, to adjustment. The Company will not issue fractional shares of common stock upon conversion of New Notes. Instead, the Company will pay cash to holders in an amount equal to the market value of that fractional share based upon the closing sale price of the Company’s common stock on the trading day immediately preceding the conversion date. Holders may convert New Notes only in denominations of $1,000 and whole multiples of $1,000.

Holders may exercise conversion rights at any time prior to the close of business on the business day prior to the final maturity date of the New Notes. However, if New Notes have been called for redemption, holders must exercise their conversion rights prior to the close of business on the second business day preceding the redemption date, unless the Company’s defaults in payment of the redemption price on the redemption date. In addition, if holders have exercised their rights to require the Company to repurchase their new notes because a change of control has occurred, they may convert their new notes into the Company’s common stock only if they withdraw their notice and convert their new notes prior to the close of business on the business day immediately preceding the change of control repurchase date.

The information under the heading “Description of the New Notes – Conversion Rights” in the Company’s Offer to Exchange dated July 6, 2007, filed with the Securities and Exchange Commission as Exhibit (a)(1)(i) to the Company’s Schedule TO, originally dated July 6, 2007, as amended, is incorporated herein by reference and more fully describes the terms of conversion of the New Notes.

Section 8—Other Events

Item 8.01	Other Events.

On August 7, 2007, Indevus issued a press release announcing the final results of its exchange offer with respect to the Company’s 6.25% Convertible Senior Notes due 2009. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture dated as of August 6, 2007 between the Company and The Bank of New York Trust Company, N.A, as trustee

99.1	Press Release issued on August 7, 2007

Forward-Looking Statements

This filing may contain forward-looking statements that involve risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties are set forth in the Company’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under “Risk Factors” and elsewhere, and include, but are not limited to: dependence on the success of SANCTURA®, SANCTURA® XR, NEBIDO® , VANTAS® and SUPPRELIN® LA; the early state of products under development; uncertainties relating to clinical trials, regulatory approval and commercialization of our products, particularly SANCTURA XR, NEBIDO, VANTAS, SUPPRELIN LA and VALSTAR®; risks associated with contractual agreements, particularly for the manufacture and co-promotion of SANCTURA and SANCTURA XR and the manufacture of NEBIDO, VANTAS and VALSTAR; dependence on third parties for supplies, particularly for histrelin, manufacturing, marketing, and clinical trials; competition; need for additional funds and corporate partners, including for the development of our products; failure to acquire and develop additional product candidates; changes in reimbursement policies and/or rates for SANCTURA, VANTAS, DELATESTRYL and any future products; history of operating losses and expectation of future losses; product liability and insurance uncertainties; risks relating to the Redux-related litigation; the risk that the businesses of Indevus and Valera Pharmaceuticals, Inc. will not be integrated successfully during the period following the related merger; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; market acceptance for the merger and approved products; risks of regulatory review and clinical trials; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; reliance on intellectual property and having limited patents and proprietary rights; dependence on market exclusivity, valuation of our Common Stock; risks related to repayment of debts; risks related to increased leverage; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations and other risks. Indevus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.

Dated: August 7, 2007	By:	/s/ Michael W. Rogers
Michael W. Rogers
Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of August 6, 2007 between the Company and The Bank of New York Trust Company, N.A, as trustee

99.1	Press Release issued on August 7, 2007